SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                           June 4, 2002 (May 20, 2002)



                            TORPEDO SPORTS USA, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


Nevada                             333-48746                          87-0567853
---------------                  ------------                -------------------
(State or other                  (Commission                    (I.R.S. Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)




                          2401 PGA Boulevard, Suite 190
                        Palm Beach Gardens, Florida 33410
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (561) 624-0885


                                e Nutrition, Inc.
                              2250 West Center St.
                              Springville, UT 84663
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 1.  CHANGE IN CONTROL

On May 20, 2002, as a result of the exchange transaction described under Item 2 below between e Nutrition, Inc. and Torpedo Sports USA, Inc., the stockholders of Torpedo Sports USA, Inc. received 8,000,000 shares of the Registrant's common stock which represents 80% of the Registrant's total shares outstanding immediately following the exchange. As a result of a one share for 1.8870314 share reverse stock split approved by the Registrant's stockholders on May 17, 2002 and the retirement of 4,478,430 post-reverse split shares which took place immediately prior to closing the exchange transaction, the stockholders of e Nutrition, Inc. hold 1,999,999 shares of the Registrant's common stock which represents 20% of the total outstanding shares of common stock of the Registrant immediately following the exchange. The stockholders and management of Torpedo Sports USA, Inc. acquired control of e Nutrition, Inc. at the effective time of the exchange. The transaction has been recorded as a reverse acquisition based on factors demonstrating that Torpedo Sports USA, Inc. constitutes the accounting acquirer. The post-acquisition entity is managed by the management and board of directors of Torpedo Sports USA, Inc.

Effective with the closing of the transaction, the Registrant's name was changed from e Nutrition, Inc. to Torpedo Sports USA, Inc.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

DISPOSITION OF HI-Q BUSINESS OPERATIONS

On April 30, 2001, the Registrant entered an agreement with HI-Q Nutrition, Inc., a Nevada corporation, for the sale of all of the Registrant's assets relating to its HI-Q brand of nutritional supplements, including the brand name, trademark, product formulations, customer base and marketing ideas, which comprised all of the assets and business of the Registrant. The HI-Q Agreement closed and became effective on May 20, 2002 immediately prior to the Registrant's acquisition of the Torpedo Sports USA business described below. The Registrant received cash consideration of $10,000, plus forgiveness of any uncollected royalties of Registrant owed to HI-Q Nutrition, Inc. In addition, HI-Q Nutrition, Inc. assumed all liabilities relating to the HI-Q brand products. The president of HI-Q, Inc. is Howard J. Ruff, with whom the Registrant had a marketing, consulting and licensing agreement for sales of HI-Q brand products prior to the disposition. That agreement was also terminated as part of the disposition of the HI-Q brand business.

ACQUISITION OF TORPEDO SPORTS USA, INC.

On May 20, 2002, the Registrant acquired all of the issued and outstanding securities of Torpedo Sports USA, Inc., a Delaware corporation, in exchange for 8,000,000 shares of the Registrant's common stock issued to the Torpedo Sports USA, Inc. stockholders and changed its name to Torpedo Sports USA, Inc. The post-acquisition entity, Torpedo Sports USA, Inc., through its wholly-owned subsidiary Torpedo Sports, Inc., of Quebec, Canada, is and will continue to be a manufacturer and distributor of outdoor recreational products for children such as toboggans, baby sleds, snowboards, tricycles, scooters and skateboards.

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

ITEM 5. OTHER EVENTS

Effective May 21, 2001, the Registrant's common stock began trading on the OTC-Bulletin Board under the symbol "TPDO". The Registrant's stock was previously traded on the OTC-Bulletin Board under the symbol "ENUT".

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Financial statements for the businesses acquired as described in Item 2 above will be filed by amendment to this Form 8-K.

         (b)      PRO-FORMA FINANCIAL INFORMATION.

                  Pro-Forma financial information reflecting the effect of the businesses acquired as described in Item 2, above, will be filed by amendment to this Form 8-K.

         (c)      EXHIBITS

         Exhibit Number       Exhibit
         --------------       -------

         2.1                  Sales Agreement by and between, e Nutrition, Inc.
                              and HI-Q Nutrition, Inc. dated April 30, 2002 (Filed herewith)

         2.2 Agreement Concerning the Exchange of Securities between e Nutrition, Inc. and Torpedo Sports USA, Inc. and the Stockholders of Torpedo Sports USA, Inc. (Filed herewith)


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TORPEDO SPORTS USA, INC.

Date: June 4, 2002

                                         By: /s/Thomas B. Olson
                                             -----------------------------
                                             Thomas B. Olson
                                             Secretary



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